SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 9, 2002




                          GUARDIAN INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                       0-28490                        58-1799634
---------------            ---------------------                -------------
(State or other            (Commission File No.)                (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



                              3880 N. 28TH TERRACE
                          HOLLYWOOD, FLORIDA 33020-1118
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 926-5200


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 9, 2002, the Board of Directors of Guardian International, Inc. (the "Company") unanimously appointed McKean, Paul, Chrycy, Fletcher & Co. as the independent accountants of the Company for the fiscal year ending December 31, 2002, replacing Arthur Andersen LLP ("Arthur Andersen").

         Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as described in
Item 304(a)(1)(iv)(B) of Regulation S-B. As required by Item 304(a)(3) of Regulation S-B, the Company has furnished Arthur Andersen with the disclosure contained in this Item 4. Arthur Andersen has furnished the Company with a letter dated April 11, 2002, and addressed to the Securities and Exchange Commission certifying that it agrees with the statements made by the Company in this Item 4 (see Exhibit 16).

         During the two years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult McKean, Paul, Chrycy, Fletcher & Co. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 17. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is filed as part of this report:

         Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 11, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GUARDIAN INTERNATIONAL, INC.




                                      By: /s/ HAROLD GINSBURG
                                              ----------------------------------
                                      Name:   Harold Ginsburg
                                      Title:  President and
                                              Chief Executive Officer

Dated:  April 15, 2002




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                                INDEX TO EXHIBITS

Exhibit Number       Description
--------------       -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 11, 2002

                                                                      EXHIBIT 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C.   20549

April 11, 2002

Dear Sir/Madam:

We have read the first three paragraphs of Item 4 included in the Form 8-K dated April 9, 2002 of Guardian International, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ ARTHUR ANDERSEN LLP

Copy to:  Mr. Ken Wiesenfeld, Vice President Finance
          Guardian International, Inc.